Exhibit 99.8
                Computational Materials and/or ABS Term Sheets

Deal Name:  CWABS 2005-09 Non-Conforming


Instructions: Please also provide info on conforming and non-conforming pool  (cells have already been formatted in column B, C, D,
E)


                              aggregate pool        group: ______         group: __2____
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
          gross WAC                                                            7.56%
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        wtd avg FICO                                                            597
        ------------
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         FICO < 600                                                           50.71%
         ----------
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        FICO 600-650                                                          37.21%
        ------------
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        wtd avg CLTV                                                          80.35%
        ------------
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          CLTV = 80                                                           12.72%
          ---------
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        CLTV > 80.01                                                          43.41%
        ------------
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       LTV 95.01 -100                                                          2.64%
       --------------
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        Full Doc (%)                                                          65.42%
        ------------
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       Stated Doc (%)                                                         34.58%
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          purch (%)                                                           47.21%
          ---------
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         CO refi (%)                                                          47.83%
         -----------
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         Own Occ (%)                                                          97.50%
         -----------
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      Prepay Penalty (%)                                                      75.51%
      ------------------
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           DTI (%)
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          ARM ? (%)                                                           71.18%
          ---------
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          2/28 (%)                                                            29.19%
          --------
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          3/27 (%)                                                            39.96%
          --------
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        1st Lien (%)                                                          100.00%
        ------------
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      Avg Loan Balance                                                      $198,399.92
      ----------------
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         # of Loans                                                            1742
         ----------
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      Loan Bal < $100k                                                        10.16%
      ----------------
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       Mtg Rates > 12%                                                         0.46%
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      Manuf Housing (%)                                                        0.00%
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        largest state                                                       California
        -------------
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       silent 2nd (%)                                                           30%
       --------------
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        IO loans (%)                                                            26%
        ------------
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           5yr IO                                                               15%
           ------
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           2 yr IO                                                              39%
           -------
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          IO: FICO                                                              607
          --------
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           IO LTV                                                               78%
           ------
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           IO DTI
           ------
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         IO full doc                                                            77%
         -----------
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          IO: purch                                                             66%
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